11. RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2021
Notes
11. RELATED PARTY TRANSACTIONS

11.RELATED PARTY TRANSACTIONS

The Company leased a portion of its properties (see Note 8) for an aggregate of $160,800 per year from certain officers or stockholders.

The Company has an outstanding loan to a real estate development partnership of which David Cheek (son of Ben F. Cheek, III) who beneficially owns 24.24% of the Company’s voting stock, is a partner.  The balance on this commercial loan (including principal and accrued interest) was $1,841,381 at December 31, 2021.  The loan is a variable-rate loan with the interest based on the prime rate plus 1%. The interest rate adjusts whenever the prime rate changes.

Certain directors, officers and stockholders have funds personally invested in the Company’s debt securities.  The rates on these debt securities are the same rates provided to other customers.

Effective September 23, 1995, the Company entered into a Split-Dollar Life Insurance Agreement with the Trustee of an executive officer’s irrevocable life insurance trust.  The life insurance policy insures one of the Company’s executive officers.  As a result of certain changes in tax regulations relating to split-dollar life insurance policies, the agreement was amended effectively making the premium payments a loan to the Trust.  The interest on the loan is a variable rate adjusting monthly based on the federal mid-term Applicable Federal Rate.  A payment of $3,960 for interest accrued during 2021 was applied to the loan on December 31, 2021.  No principal payments on this loan were made in 2021.  The balance on this loan at December 31, 2021 was $451,486.  This was the maximum loan amount outstanding during the year.